UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	December 15, 2004 December 9, 2004

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Pierce Road Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 773-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

First Amendment to Employment Agreement with George J. Harad

On December 13, 2004, OfficeMax Incorporated and George J. Harad entered into a First Amendment to the Employment Agreement with Mr. Harad dated October 29, 2004.  The First Amendment clarifies Mr. Harad’s benefits and the company’s costs and results from the passage of the American Jobs Creation Act.  The First Amendment does not affect the actuarial value of Mr. Harad’s benefits or the company’s costs.  The First Amendment is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

Executive Savings Deferral Plan

On December 9, 2004, the Compensation Committee of the board of directors of the company adopted the Executive Savings Deferral Plan.  Certain executives and key employees of the company and its subsidiaries are eligible to participate in the plan.  Participants may defer a percentage of their salary and bonus.  The percentage may not exceed 50% of the participant’s salary and 90% of the participant’s bonus, subject to certain reductions described in the plan. The company will make a matching credit to the participant’s account in an amount equal to 50% of the compensation deferred by the participant (up to 6% of the participant’s compensation, and subject to other limitations).  A participant will not be vested in his or her matching contributions until such participant has completed three years of service with the company.  Each participant must allocate amounts credited to his or her account among various investment funds, which includes a company stock fund.  Amounts deferred will be distributed, as more specifically described in the plan, at the time elected by the participant.  The plan provides for payment in cash in a lump sum or in annual installments, as elected by the participant.  The Executive Savings Deferral Plan is filed as Exhibit 10.2 to this Report on Form 8-K and is incorporated herein by reference.

2005 Deferred Compensation Plan

On December 9, 2004, the Compensation Committee of the board of directors of the company adopted the 2005 Deferred Compensation Plan.  Certain members of the company’s senior management and highly compensated employees of the company and its subsidiaries are eligible to participate in the plan.  Participants may defer a percentage of their salary and bonus.  The percentage must be a minimum of 6% of the participant’s compensation, and cannot exceed the percentage such participant was deferring under the company’s 2001 Key Executive Deferred Compensation Plan as of December 31, 2004. The company will make a matching credit to the participant’s account in an amount equal to 50% of the compensation deferred by the participant (up to 6% of the participant's compensation, and subject to other limitations).  Deferred amounts are credited with imputed interest calculated according to the terms of the plan.  Amounts deferred will be distributed, as more specifically described in the plan, at the time elected by the participant.  No additional deferrals will be permitted under this plan after December 31, 2007.  The plan provides for payment in cash in a lump sum or in annual installments, as elected by the participant.  The 2005 Deferred Compensation Plan is filed as Exhibit 10.3 to this Report on Form 8-K and is incorporated herein by reference.

2005 Directors Deferred Compensation Plan

On December 10, 2004, the board of directors of the company adopted the 2005 Directors Deferred Compensation Plan.  Nonemployee directors of the company are eligible to participate in the plan.  Participants may defer the fees they receive for their service as company directors. Deferred amounts are credited with imputed interest calculated according to the terms of the plan.  Amounts deferred may be distributed, as more specifically described in the plan, at the time elected by the participant.  The plan provides for payment in cash in a lump sum or in annual installments, as elected by the participant.  The 2005 Directors Deferred Compensation Plan is filed as Exhibit 10.4 to this Report on Form 8-K and is incorporated herein by reference.

Directors Compensation Summary Sheet

On December 10, 2004, the company’s board of directors approved new compensation for nonemployee directors.  The Directors Compensation summary sheet is filed as Exhibit 10.5 to this Report on Form 8-K and is incorporated herein by reference.

Form of Director Restricted Stock Award Agreement

On December 10, 2004, the company’s board of directors approved restricted stock awards for two newly elected directors, Brian C. Cornell and David M. Szymanski.  The board granted the awards pursuant to the OfficeMax Incentive and Performance Plan (previously the Boise Incentive and Performance Plan).  The restriction period for the awards will end and the shares will vest six months following the director's termination of service as a director due to death, disability, retirement, or resignation.  The form of Director Restricted Stock Award Agreement is filed as Exhibit 10.6 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 9, 2004, Brian C. Cornell, 46, was elected to the company’s board of directors.  In April 2004, Mr. Cornell became the executive vice president, chief marketing officer, of Safeway Inc., a food and drug retailer in North America.  From 1998 to April 2004, he held several senior executive positions with PepsiCo Inc., a food and beverage company, including president of Pepsi-Cola North America’s (PCNA) Food Services Division; senior vice president of sales for PCNA; region president, Europe, for PepsiCo Beverages International; and senior vice president, functional beverages.  Mr. Cornell is not related to any other director or executive officer of the company.  Mr. Cornell meets the independence criteria established by our board of directors.  As such, Mr. Cornell will serve on the company’s Audit Committee and Governance and Nominating Committee.

Effective December 9, 2004, David M. Szymanski, 47, was elected to the company’s board of directors.  Dr. Szymanski is a member of the faculty of Texas A&M University, where he currently serves as the Director of the Center for Retailing Studies.  He has

held senior positions at the University since 1987, serving for the last six years in the Center for Retailing Studies.  Dr. Szymanski is also a director of Zale Corporation.  Dr. Szymanski is not related to any other director or executive officer of the company.  Dr. Szymanski meets the independence criteria established by our board of directors.  As such, Dr. Szymanski will serve on the company’s Executive Compensation Committee and Governance and Nominating Committee.

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit 10.1            First Amendment to Employment Agreement with George J. Harad Dated December 13, 2004

Exhibit 10.2            Executive Savings Deferral Plan

Exhibit 10.3            2005 Deferred Compensation Plan

Exhibit 10.4            2005 Directors Deferred Compensation Plan

Exhibit 10.5            Directors Compensation Summary Sheet

Exhibit 10.6            Form of Director Restricted Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICEMAX INCORPORATED

	By	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President, General Counsel and Corporate Secretary

Date: December 15, 2004

EXHIBIT INDEX

Number	Description
10.1	First Amendment to Employment Agreement with George J. Harad dated December 13, 2004
10.2	Executive Savings Deferral Plan
10.3	2005 Deferred Compensation Plan
10.4	2005 Directors Deferred Compensation Plan
10.5	Directors Compensation Summary Sheet
10.6	Form of Director Restricted Stock Award Agreement